Prospectus and Summary Prospectus Supplement

May 2, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 2, 2012 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Prospectus and Summary Prospectus dated April 30, 2012 of:

Focus Growth Portfolio

The Board of Directors (the "Board") of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Focus Growth Portfolio (the "Portfolio") and Morgan Stanley Focus Growth Fund ("Focus Growth"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of Focus Growth and shareholders of the Portfolio would become shareholders of Focus Growth, receiving shares of Focus Growth equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of Focus Growth that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the third quarter of 2012. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Focus Growth is expected to be distributed to shareholders of the Portfolio during the third quarter of 2012. The Portfolio will be closed for purchases by new investors as of the close of business on May 4, 2012.

Please retain this supplement for future reference.

  SU-MSIF-05-SPT 5/12